 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through October 31, 2021

Explanatory Note: Registrant is filing this amendment to its Form N-CSR for the period ended October 31, 2021 originally filed with the Securities and Exchange Commission on December 29, 2021 (Accession Number 0001387131-21-012342) the “Original Filing”). The sole purpose of this amendment is to include the consent of the Registrant’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the incorporation by reference in Registration Statement No. 811-21547 on Form N-2 of Deloitte’s report dated December 20, 2021, relating to the financial statements and financial highlights of the Registrant and appearing in the Original Filing. Except as set forth above, this amendment does not amend, update or modify any other items or disclosures found in the Original Filing.

ITEM 1(a). REPORT TO SHAREHOLDERS.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement on Form N-2 of our report dated December 20, 2021, relating to the financial statements and financial highlights of Calamos Global Total Return Fund appearing in the Annual Report on Form N-CSR of Calamos Global Total Return Fund for the year ended October 31, 2021.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
June 6, 2022

TIMELY INFORMATION INSIDE

Global Total Return Fund (CGO)

Annual REPORT October 31, 2021

GO PAPERLESS
SIGN UP FOR E-DELIVERY

Visit www.calamos.com/paperless
to enroll. You can view shareholder
communications, including fund prospectuses,
annual reports and other shareholder materials
online long before the printed publications
arrive by traditional mail.

CALAMOS CLOSED-END FUNDS

Innovative Solutions for the Search for Income

About Calamos Investments:

•Our experience as an innovator in dynamically allocated closed-end funds extends back to 2002.

•Calamos total-return and enhanced-fixed-income funds can meet a range of investor needs.

•Our funds offer competitive distributions through a multi-asset-class approach and strategies that have been less dependent on interest rates.

•Distribution policies seek to provide steady monthly income.

•We currently manage more than $7.8 billion in seven closed-end funds as of October 31, 2021.

For more information about any Calamos closed-end funds, we encourage you to contact your investment professional or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Maximizing Investment with an Automatic Dividend Reinvestment Plan

Calamos is committed to helping shareholders maximize the opportunities of our closed-end funds. The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund. If shares are trading at a premium to NAV, you will purchase shares at lower-than-market price. For more information, please see page 63.

Letter to Shareholders

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   1

John P. calamos, sr.

Founder, Chairman,
and Global Chief
Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2021. In this report you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Global Total Return Fund (CGO).

Market Review

During the annual period, the global economy continued on its recovery trajectory, supported by Covid-19 vaccination progress, reopening activity, strong corporate earnings and consumer activity, and accommodative monetary policy. Equities and convertible securities posted robust returns, with US markets leading. In fixed-income markets, high-yield bonds also advanced at a brisk clip, outpacing investment-grade issues.*

However, markets were choppy and rotational. Market turbulence increased during the second half of the period as economic recovery showed signs of moderating to a more sustainable pace. Although economic and company fundamentals remained strong, investors grappled with a challenging newsfeed. Inflation pressures intensified, supply chain disruptions persisted, and oil and other energy-related commodity prices soared. Meanwhile, anxiety around the Covid-19 delta variant temporarily dampened optimism about vaccination efforts. Fiscal policy uncertainty deepened in the United States as politicians debated additional stimulus, taxes, regulations, the debt ceiling, and a massive infrastructure plan.

Investor apprehension about interest rates and monetary policy also increased, particularly after the Federal Reserve announced in September that it would soon taper its asset purchase program and indicated it could begin raising short-term interest rates by late 2022. In the wake of this development, the yield of the 10-year Treasury bond spiked upward and closed the period nearly double where it started.

Letter to Shareholders

2   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CGO is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

While yield in the marketplace has been hard to come by, CGO distributed $0.1000 per share In each month of the period, resulting in a current annualized distribution rate of 7.57%* of market price and 7.59% on NAV as of October 31, 2021.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of October 31, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.33%. The dividend yield of the ICE BofA All US Convertibles Index was 1.67%. Yields also were low within the US government bond market, with the 10-year US Treasury yielding 1.55%. And the ICE BofA US High Yield Index was yielding 4.36%, all well behind CGO’s distribution rate.

Outlook

As our teams will discuss in greater detail in the commentaries that follow, we see many opportunities across asset classes. However, this is not a period when “a rising tide will lift all boats.” A unique set of crosscurrents is shaping the markets as new growth themes emerge. There will be winners and losers as the world continues through a period of accelerated disruption and complex transitions.

Individual security selection will be especially important during this phase of the economic cycle. We expect saw-toothed and rotational markets to persist given the uncertainties surrounding inflation, interest rates and the pace of economic expansion. We are closely monitoring fiscal policy and remain attuned to the far-reaching impacts that spending, regulations and taxes may have on households, small businesses, large corporations and the economy as a whole.

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/31/21 distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.1000 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains, and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   3

In this environment, we believe market conditions will favor active managers who can respond to evolving conditions quickly and with a long-term perspective. Our teams use short-term sell-offs as opportunities to purchase attractive securities, with the goal of continually improving the risk and return characteristics of the Funds.

We encourage investors to maintain a similar long-term perspective and to avoid getting caught up in a single headline or data point. It’s important to remember that every cycle is different. Rising inflation and slowing growth have historically set the stage for “stagflation,” but this cycle is like no other. The global economy is in the midst of an extraordinary recovery period, and a moderation of economic growth from peak levels should come as no surprise. Additionally, although inflation may not be as “transitory” as we once thought it would be, we do not believe inflation data is signaling an imminent end to the recovery.

There are many positive factors that can sustain economic expansion. Vaccination efforts continue around the world, and promising results for emerging treatments are welcome news. Although we can never rule out a policy mistake, we expect the Federal Reserve to pursue a gradual course with the goal of supporting economic growth. The most recent round of corporate earnings announcements has included many upside surprises, corporate revenues are strong, and profit margins are improving. Inflation does not appear to have eroded pricing power for many businesses, which bodes well for earnings growth. Meanwhile, US unemployment numbers continue to drop, wages are rising, and many households have healthy savings and low debt. We are seeing encouraging data from other economies outside the United States, which can help set the stage for a more synchronized global recovery.

Asset Allocation Considerations

Although it is important to maintain long-term focus and avoid making short-term moves to try to time the markets, periodic asset allocation assessments help ensure your portfolio is aligned with evolving opportunities and your personal circumstances. Given the many crosscurrents in the markets, you may find that you need to rebalance your asset allocation to best address your financial goals.

There’s never a “perfect” time to invest—volatility is always a part of the investing landscape. However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. We believe that CGO’s multi-asset-class approach will continue to provide advantages for investors who seek income as part of a total-return approach. In addition to global equities, the Fund provides access to our decades of experience using convertible securities to pursue enhanced risk/reward. Convertible securities are hybrid instruments that blend stock and fixed-income characteristics. With active management, they can provide an attractive way to pursue stock market upside with potentially less exposure to the downside.

Letter to Shareholders

4   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Additionally, convertible securities have historically outperformed traditional bonds when interest rates rise, which makes them an especially attractive choice in the current environment.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

On behalf of all of us at Calamos Investments, thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals. I invite you to visit our website, www.calamos.com, for ongoing updates about the markets and thought leadership from our teams. We also provide information about asset allocation strategies for investors seeking income, capital appreciation, or both.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman, and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the 12 months ended October 31, 2021: The S&P 500 Index, a measure of the US stock market, returned 42.91%. The MSCI All Country World Index, a measure of global stock market performance, returned 37.86%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 17.33%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned 32.95%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned 22.18%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 10.53%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -0.48%.

Source: Calamos Advisors LLC

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   5

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund

(Ticker: CHI)

Invests in high yield and convertible securities, primarily in US markets

Calamos Convertible and High Income Fund

(Ticker: CHY)

Invests in high yield and convertible securities, primarily in US markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund

(Ticker: CHW)

Invests in global fixed-income securities, alternative investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund

(Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both US and non-US markets

Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)

Invests in a globally diversified long/short portfolio of equity securities as well as globally diversified income-producing securities

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund

(Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets

Calamos Dynamic Convertible and Income Fund

(Ticker: CCD)

Invests in convertibles and other fixed income securities

Additional Information About the Fund

6   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

GROWTH OF $10,000: for the 10-year period ended 10/31/21

AVERAGE ANNUAL TOTAL RETURN† aS OF 10/31/21

	1 YEAR	5 YEARS	10 YEARS
Calamos Global Total Return Fund
Market Value	47.65%	18.46%	10.61%
NAV	42.86	15.90	10.69
50%ACWI(NR)-25%RefinitivGlblCv-25%BBGUSHY2%Cap Index	26.46	12.20	9.74
MSCI ACWI Index (Net)	37.28	14.72	11.32
Refinitive Global Convertible Bond Index	22.18	12.45	9.04
Bloomberg US Corp HY 2% Issuer Capped Index	10.53	6.38	6.78

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%ACWI(NR)-25%RefinitivGlblCv-25%BBGUSHY2%Cap Index is blended from 50% - MSCI ACWI Index (MXWD), 25% - Refinitive Global Convertible Bond Index and 25% - Bloomberg US HY 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company’s country of incorporation applicable to institutional investors.

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Additional Information About the Fund

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   7

Senior Securities

The following table sets forth information regarding the Fund’s outstanding bank loans, and MRP Shares as of the end of each of the Fund’s last ten fiscal years, as applicable. The information in the table shown below comes from the Fund’s financial statements for the fiscal year ended October 31, 2021, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm.

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage	Liquidating Preference per Preferred Share(c)	Average Market Value per Preferred Share	Type of Senior Security
October 31, 2021	$50,500,000	$4,281(a)	—	—	Loan
October 31, 2021	$17,000,000	318(b)	25	25(d)	MRPS
October 31, 2020	$37,000,000	4,213(a)	—	—	Loan
October 31, 2020	$12,000,000	325(b)	25	25(d)	MRPS
October 31, 2019	$38,300,000	3,938(a)	—	—	Loan
October 31, 2019	$12,000,000	314(b)	25	25(d)	MRPS
October 31, 2018	$43,000,000	3,621(a)	—	—	Loan
October 31, 2018	$12,000,000	324(b)	25	25(d)	MRPS
October 31, 2017	$36,000,000	4,490(a)	—	—	Loan
October 31, 2017	$12,000,000	337(b)	25	25(d)	MRPS
October 31, 2016	$42,000,000	3,456(a)	—	—	Loan
October 31, 2015	$44,000,000	3,556(a)	—	—	Loan
October 31, 2014	$49,000,000	3,455(a)	—	—	Loan
October 31, 2013	$49,000,000	3,513(a)	—	—	Loan
October 31, 2012	$41,000,000	3,847(a)	—	—	Loan

(a)Calculated by subtracting the Fund’s total liabilities (not including notes payable and MRPS) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)Calculated by subtracting the Fund’s total liabilities (not including MRPS) from the Fund’s total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)“Liquidating Preference per Preferred Share” means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2021, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2021. As of October 31, 2021, the Fund had utilized $51 million of the $55 million available under the SSB Agreement ($7 million in borrowings outstanding, and $44 million in structural leverage consisting of collateral received from SSB in connection with securities on loan), representing 23.4% of the Fund’s managed assets as of that date, and had $17 million of MRP Shares outstanding, representing 7.9% of the Fund’s managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 31.2% of the Fund’s managed assets.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00

Additional Information About the Fund

8   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shareholders
Management Fee	1.44%
Interest Payments on Boarrowed Funds	0.21%
Preferred Stock Dividend Payments	0.40%
Other Expenses	0.25%
Total Annual Expenses	2.30%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 2.30% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders(7)	$23	$72	$123	$264

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan.”

(3)The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund’s average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.44% of the Fund’s average weekly net assets as of October 31, 2021 by dividing the total dollar amount of the management fee by the Fund’s average weekly net assets (managed assets less outstanding leverage).

(4)Reflects interest expense paid on $7 million in average borrowings under the SSB Agreement, plus $41 million in additional average structural leverage related to certain securities lending programs, as described under “Leverage.”

(5)Reflects estimated dividend expense on $17 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See “Leverage.”

(6)“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

(7)The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Additional Information About the Fund

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   9

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See “Net Asset Value” for information as to the determination of our NAV.

Quarter Ended	Market Price(1)		Net Asset Value at Quarter End(2)	Premium/ (Discount) to Net Asset Value(3)
	High	Low		High	Low
January 31, 2019	$12.36	$9.76	$11.50	7.20%	-3.75%
April 30, 2019	$13.44	$11.63	$12.21	10.07%	-0.85%
July 31, 2019	$13.40	$12.02	$11.96	9.57%	4.70%
October 31, 2019	$12.95	$11.68	$11.60	12.12%	2.01%
January 31, 2020	$13.65	$12.14	$12.00	11.61%	3.41%
April 30, 2020	$13.50	$6.52	$9.87	8.35%	-14.88%
July 31, 2020	$12.50	$9.56	$11.91	4.60%	-0.31%
October 31, 2020	$12.95	$11.57	$11.99	-2.04%	-4.30%
January 31, 2021	$15.84	$11.72	$14.77	2.13%	-3.14%
April 30, 2021	$16.26	$14.65	$15.39	2.59%	-0.68%
July 31, 2021	$16.35	$15.40	$15.17	5.89%	3.08%
October 31, 2021	$17.30	$15.27	$15.82	8.60%	0.00%

Source: Fund Accounting Records

(1)Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

10   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/21

Common Shares – Inception 10/27/05
	1 Year	Since Inception**
On Market Price	47.65%	9.73%
On NAV	42.86%	10.03%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	21.1%
Consumer Discretionary	16.5
Financials	14.8
Communication Services	12.0
Health Care	9.1
Industrials	8.5
Consumer Staples	4.3
Energy	4.2
Materials	3.2
Other	1.3
Utilities	1.0
Real Estate	0.5
Airlines	0.2

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

Global Total Return Fund (CGO)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) is a global total-return-oriented offering that seeks to provide an attractive monthly distribution. We invest in a diversified portfolio of global equities, convertible securities and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe we are well positioned to generate both capital gains and income. This broad range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe having a relatively high level of exposure to convertible and equity assets is optimal for the portfolio and reflects our cautiously optimistic view of the global stock markets, albeit on a selective and risk-managed basis. We continue to find new opportunities in the convertible market because issuance of these securities has expanded globally. We believe maintaining a high exposure to the equity markets via stocks and convertibles was beneficial to the Fund’s overall performance because both offered positive returns for the period.

We invest in both US and non-US companies, and we favor companies with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets and sustainable growth prospects.

How did the Fund perform over the annual period?

The Fund returned 42.86% on a net asset value (NAV) basis for the 12 months ended October 31, 2021 (“annual period”). On a market price basis, the Fund returned 47.65%, versus a return of 26.46% for a Comparator Index comprising 50% MSCI ACWI Index (Net Returns), 25% Refinitiv Global Convertible Bond Index and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the annual period, the Fund’s shares traded at a 0.25% premium to NAV.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we believe NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Investment Team Discussion

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   11

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.1000 per share, resulting in a current annualized distribution rate of 7.57% of market price as of October 31, 2021.

The Fund had no return of capital associated with distributions in 2020, nor are there any estimated return of capital components in distributions paid in fiscal year 2021.

We believe both the Fund’s distribution rate and level remained attractive and competitive because low interest rates limited yield opportunities in much of the marketplace. For example, as of October 31, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.33%. In addition, yields were low within the US government bond market, with the 10-year US Treasury yielding 1.55%.

What factors influenced performance over the annual period?

The portfolio has a wide set of investment parameters that allow us to take advantage of opportunities worldwide via many different investment types. By optimizing the advantages of such flexibility, the Fund invested opportunistically. The Fund maintained its exposure to the equity markets, and both convertibles and high-yield bonds provided income to the portfolio for the period. The strength and performance of global equity and fixed-income markets buoyed both price and NAV performance for the period.

Global stocks advanced over the annual period because the economic recovery and Covid vaccination progress heartened investors, although they were confronted by supply-chain disruptions and rising inflation as well. As measured by the MSCI ACWI Index (NR), the global stock market returned 37.28% during the period. The Fund generated strong returns over the period because of a combination of leading security selection and favorable sector positioning. Many of the Fund’s holdings in global companies with advantaged business models performed well, and its positioning benefited from a blend of secular growth and more cyclical opportunities.

ASSET ALLOCATION AS OF 10/31/21

12   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Investment Team Discussion

Given our relatively low financing costs over the period, our use of leverage was markedly accretive to our returns because our reinvestment rate far surpassed that of the associated costs. On an unleveraged basis, the portfolio outperformed that of the Comparator Index during the period. Our overweight in equities and convertible securities and an underweight in credit were beneficial to returns, given the strong performance of equities relative to bonds.

Our selection in financials, notably in diversified banks, offered favorable returns relative to the Comparative Index. In addition, our overweight and selection in the information technology sector, mainly in semiconductors, benefited returns.

Conversely, our selection in the consumer discretionary sector, namely in specialty stores, underperformed relative to the Comparative Index. In addition, selection in the specialized REIT industry of real estate impeded results relative to the Comparator Index.

From a country perspective, our overweight and selection in the Netherlands were helpful to returns relative to the Comparator Index, whereas our selection in China hampered returns.

How is the Fund positioned?

The Fund’s regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates these into the investment decision-making process.

We expect our positioning to benefit in the future as more companies seek solutions to enhance and improve productivity and business performance in a post-pandemic environment.

We positioned the Fund with a combination of secular growth leaders and increased cyclical exposure in more economically sensitive and reopening opportunities. Technology, consumer discretionary, communication services, and financials comprise the largest sector weights in the Fund. We hold key industry positions in semiconductors, diversified banks, internet retail, interactive media & services, systems software and health care supplies. We own select positions in materials and energy, with holdings in companies positioned to benefit from strong global demand and elevated commodity prices. We are underweight in more defensive sectors including utilities, real estate, consumer staples and traditional telecoms, which reflects our unfavorable view of relative growth potential and valuations.

From a geographic perspective, we own a set of secular growth businesses and cyclical opportunities in the US, with its positive economic backdrop and wide set of opportunities. In Europe, we own a diversified set of holdings with a blend of end markets and business types. Positioning is largely in global secular demand areas and in cyclical opportunities leveraged to a recovery. We have a relatively even-weight position in Japan. We own several high-quality companies with leading business models positioned to benefit from rising global demand and domestic stimulus measures. We own positions in emerging markets in key demand areas such as semiconductors, branded apparel, health care and higher-quality banks.

As we continue to see selective growth potential regarding the global economy, we favor quality growth companies—with higher-quality balance sheets, strong brands, free cash flows and experienced management—that are hardened to withstand market volatility. We also see opportunities in selective cyclical stocks that are poised to rebound strongly in the wake of the pandemic. We seek to invest in businesses that will benefit from increased capital spending in technologies, the global infrastructure build-out, US

Investment Team Discussion

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   13

consumer optimism and spending power, and improving employment levels. We favor financials as we expect them to benefit from the borrowing demands of the US and global consumer as they purchase goods to satisfy pent-up demand.

The average credit quality of the portfolio (BB) is higher than that of the Credit Suisse High Yield Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. However, we recognize that opportunities are available for lower-credit securities to enhance performance.

We are cognizant of the concerns of rising interest rates and inflation. Although the Fund invests primarily in equities, the weighted-average duration of the bonds in our portfolio was only 2.7 years as of October 31, 2021. This relatively low-duration average is expected to mitigate portfolio volatility that our fixed-income securities might incur in a rising-rate environment, relative to portfolios with higher-duration bond holdings.

We believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Over the period, our use of leverage enjoyed a favorable reinvestment dynamic. As of October 31, 2021, our proportion of leveraged assets was approximately 31%.

What are your closing thoughts for Fund shareholders?

Given our outlook for a near-term period of improved corporate earnings, we are favoring quality-growth companies and certain cyclical stocks that are poised to perform in the wake of the pandemic. Favorable factors within the US include solid job creation, relatively low interest rates, increased consumer and corporate confidence, and accommodative fiscal and monetary policies. Outside the US, we see enhanced opportunities in social and economic reopenings because of the global scaling up of vaccinations. Increased global travel should promote potential growth as countries outside the US come back to life. Because these countries have lagged the US concerning the relaxation of travel and social interaction restrictions, we expect these economies to experience consequential growth as they reopen and normalize. At the company level, we are emphasizing investments in companies with solid cash-flow generation and strong balance sheets that will benefit from the post-pandemic activities of US consumers and eventually global consumers.

Global stocks continue to navigate a range of shifting crosscurrents. We are analyzing the global recovery and many aspects of economic activity alongside policy actions and the path of corporate earnings. Global monetary policy remains supportive overall, although multiple central banks have edged toward a less-accommodative stance. We see many opportunities in global stocks that are reflective of strong earnings and substantial progress in global vaccine rollouts and reopenings. Despite these potential tailwinds, we are mindful that markets will experience volatility, and we remain closely attuned to risks.

We believe fiscal and monetary policy is likely to remain an important factor regarding the impact of rate hikes on corporate-debt refinancing. Additionally, geopolitical concerns will be a factor that may add to market volatility. Our exposure to convertible bonds—approximately 30% as of October 31, 2021—should allow us to participate in the improvement in equities on a risk-managed basis, while not incurring the volatility of longer-duration bonds in a rising-rate environment. Active management is imperative with increased volatility to both manage risk and optimize opportunities.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Calamos Global Total Return Fund (CGO) (unaudited)

14   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

The Fund’s Investment Objective, Principal INVESTMENT Strategies and Principal Risks

Investment Objective

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. “Managed assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sub of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.

Calamos will dynamically allocate the Fund’s investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what Calamos believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the Fund’s portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund’s managed assets). The Fund will opportunistically employ a strategy of writing options. The extent of option writing activity will depend upon market conditions and Calamos’ ongoing assessment of the attractiveness of writing options on the Fund’s equity holdings. The Fund’s derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options and forward currency exchange contracts (“forward contracts”). However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund’s investment objective and restrictions. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund’s portfolio and (ii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE, which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Equity securities, such as common stock, generally represent an ownership interest in a company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. The price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

The Fund may invest in debt securities, including debt securities of US and foreign corporate issuers (also known as corporate bonds). Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed income securities which pay no interest. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Calamos Global Total Return Fund (CGO) (unaudited)

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   15

The Fund may invest in high yield securities for either current income or capital appreciation or both. These securities are rated below investment grade - i.e., rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or are unrated securities of comparable quality as determined by Calamos, the Fund’s investment adviser. The Fund may invest in high yield securities of any rating. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. A foreign issuer is a foreign government or a company organized under the laws of a foreign country.

The Fund may invest in convertible securities. A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities.

The Fund may invest in “synthetic” convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund’s holdings of synthetic convertible instruments are considered equity securities for purposes of the Fund’s policy to invest at least 50% of its managed assets in equity securities. If the Fund purchases a synthetic convertible instrument, a component of which is an option, such option will not be considered an option for the purpose of the Fund’s limitations on options described below.

The Fund may invest without limit in certain securities (“Rule 144A Securities”), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund’s Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than US government or other securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forego the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon US government securities include STRIPS and CUBES, which are issued by the US Treasury as component parts of US Treasury bonds and represent scheduled interest and principal payments on the bonds.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities in a particular ratings category.

Calamos Global Total Return Fund (CGO) (unaudited)

16   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $55 million and (ii) through the issuance of five series of Mandatory Redeemable Preferred Shares (“MRPS” or “MRP Shares”) with an aggregate liquidation preference of $21 million.

Principal Risks

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment- grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets.

Foreign Securities Risk. Investments in non-US issuers may involve unique risks compared to investing in securities of US issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-US investments in one region or in the securities of emerging market issuers. These risks may include:

•less information may be available about non-US issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•many non-US markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession;

•economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•the difficulty in obtaining or enforcing a court judgment in non-US countries;

•restrictions on foreign investments in non-US jurisdictions;

Calamos Global Total Return Fund (CGO) (unaudited)

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   17

•difficulties in effecting the repatriation of capital invested in non-US countries;

•withholding and other non-US taxes may decrease the Fund’s return;

•the ability for the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries;

•often limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Commission, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited; and

•dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the US or have substantial assets in the US. In this case, such a “foreign issuer” may be subject to the market conditions in the US to a greater extent than it may be subject to the market conditions in the country of its organization.

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund’s prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the market price of the Fund’s common shares or the overall return of the Fund.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non- convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk, liquidity

Calamos Global Total Return Fund (CGO) (unaudited)

18   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

risk, interest rate risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used.

Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All call options sold by the Fund must be “covered.” Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced periods of increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and

Calamos Global Total Return Fund (CGO) (unaudited)

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   19

public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (“COVID-19”) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of this coronavirus and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

While the extreme volatility and disruption that US and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there was an eleven-month transition period, ending December 31, 2020, during which the United Kingdom negotiated its future relationship with the EU. On January 1, 2021, the EU UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament has already ratified the agreement, but the agreement will continue to be applied provisionally until it is formally ratified by the EU Parliament. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences for Brexit, how it will be conducted, how the EU UK Trade and Cooperation Agreement will proceed, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the US and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets.

Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the

Calamos Global Total Return Fund (CGO) (unaudited)

20   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the US economy or any foreign economy.

Market Discount Risk. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. Common shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the Fund’s common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above the Fund’s NAV, or below or above the public offering price for the common shares.

Leverage Risk. The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2021, the Fund has leverage in the form of borrowings under the Amended and Restated Liquidity Agreement (the “SSB Agreement”) between the Fund and State Street Bank and Trust Company (“SSB”) and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund’s investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act and the Fund’s policies.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•the likelihood of greater volatility in the net asset value and market price of the Fund’s common shares;

•fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

•increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

Calamos Global Total Return Fund (CGO) (unaudited)

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   21

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board of Trustees of the Fund.

Effects of Leverage. The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $55 million. As of October 31, 2021, the Fund had utilized $51 million of the $55 million available under the SSB Agreement ($7 million of borrowings outstanding, and $44 million in structural leverage consisting of collateral received from SSB in connection with securities on loan), representing 23.4% of the Fund’s managed assets as of that date, and had $17 million of MRP Shares outstanding, representing 7.9% of the Fund’s managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 31.2% of the Fund’s managed assets. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR** plus 0.80%, payable monthly in arrears. Interest on overdue amounts or interest on the drawn amount paid during an event of default will be charged at Overnight LIBOR plus 2.80%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount. As of October 31, 2021, the interest rate charged under the SSB Agreement was 0.87%. “Net income” payments related to cash collateral in connection with securities lending were 0.44% of the borrowed amount on an annualized basis as of that date, although this amount can vary based on changes in underlying interest rates.

The Fund’s MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund’s prospectus): 3.70% for Series A MRP Shares, 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including “net income” payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2021, the Fund’s portfolio would need to experience an annual return of 0.37% (before giving effect to expenses associated with senior securities).

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

**Effective January 1, 2022, the reference rate will change from Overnight LIBOR to the Overnight Bank Financing Rate (OBFR).

Calamos Global Total Return Fund (CGO) (unaudited)

22   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares, including the MRP Shares, or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies for the preferred shares or short term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained by us (and utilized on October 31, 2021). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(15.03)%	(7.78)%	(0.53)%	6.72%	13.97%

(1)Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2021 of 0.87%, and dividend expense on the MRP Shares.

Reduction of Leverage Risk. We have previously taken, and may in the future take, action to reduce the amount of leverage employed by the Fund. Reduction of the leverage employed by the Fund, including by redemption of preferred shares, will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact our financial performance, including our ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the best interests of the Fund, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Interest Rate Risk. In addition to the risks described above, debt securities, including high yield securities, are subject to certain risks, including:

•if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full and reduce the value of the security. This is known as extension risk;

•rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the Fund’s shares; and

Calamos Global Total Return Fund (CGO) (unaudited)

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   23

•the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk. To the extent the Federal Reserve Board raises interest rates, there is a risk that interest rates across the financial system may rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The LIBOR administrator recently announced that most US Dollar LIBOR tenors will no longer be published after June 30, 2023, an extension of the original cessation date, which was slated for the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the US dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•greater risk of loss due to default or declining credit quality;

•adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Geographic Focus Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund focuses its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Calamos Global Total Return Fund (CGO) (unaudited)

24   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the US markets are traded as ADRs. US depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a US exchange, the risks inherently associated with foreign investing still apply to ADRs.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund’s dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund’s investments will affect the volatility of the Fund’s share price.

Liquidity Risk. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable) and thus subject to the Fund’s limit on investing no more than 15% of its managed assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued by the Board, in which case Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Decline in Net Asset Value Risk. A material decline in the Fund’s NAV may impair our ability to maintain required levels of asset coverage for outstanding borrowings or any debt securities or preferred shares.

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to

Calamos Global Total Return Fund (CGO) (unaudited)

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   25

financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Calamos Global Total Return Fund (CGO) (unaudited)

26   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Non-US Government Obligation Risk. An investment in debt obligations of non-US governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-US issuer of the sovereign debt or the non-US governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of US issuers.

US Government Security Risk. Some securities issued by US Government agencies or government sponsored enterprises are not backed by the full faith and credit of the US and may only be supported by the right of the agency or enterprise to borrow from the US Treasury. There can be no assurance that the US Government will always provide financial support to those agencies or enterprises.

Calamos Global Total Return Fund (CGO) (unaudited)

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   27

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and changes in the tax laws and regulations, all of which may apply with retroactive effect.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact our financial condition.

Antitakeover Provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations, including conflicts that relate to the fees and expenses of the Fund.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange-traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing the Fund’s income. Because the adviser may wish to invest in the publicly-traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access.

“Covenant-Lite” Loans Risk. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, our per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Calamos Global Total Return Fund (CGO) (unaudited)

28   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we mett applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 29

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (11.6%)
Airlines (0.3%)
76,620	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	$77,268
13,333	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	13,635
50,689	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	56,320
37,983	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	42,814
20,000	American Airlines 2021-1 Class B Pass Through Trust 3.950%, 01/11/32	20,050
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
33,000	5.500%, 04/20/26	34,626
11,000	5.750%, 04/20/29	11,851
50,000	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	50,556
37,913	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	44,582
23,800	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	26,667
18,088	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	18,571
35,574	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	36,439
25,978	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	25,790
		459,169

Communication Services (1.2%)
20,000	APi Escrow Corp.* 4.750%, 10/15/29	20,469
75,000	Arrow Bidco, LLC* 9.500%, 03/15/24	76,636
33,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	33,369
30,000	Brink’s Company* 5.500%, 07/15/25	31,504
95,000	Cincinnati Bell, Inc.* 8.000%, 10/15/25	99,170
50,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	53,348

PRINCIPAL AMOUNT		VALUE
200,000	CSC Holdings, LLC* 5.500%, 04/15/27	$206,666
46,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	48,029
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
45,000	6.625%, 08/15/27	13,524
27,000	5.375%, 08/15/26	15,302
5,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	5,193
85,000	Embarq Corp. 7.995%, 06/01/36	94,082
	Entercom Media Corp.*^
32,000	6.500%, 05/01/27	32,209
22,000	6.750%, 03/31/29	21,838
25,000	Frontier Florida, LLC^& 6.860%, 02/01/28	26,863
65,000	Frontier North, Inc. 6.730%, 02/15/28	69,909
24,000	Gannett Holdings, LLC* 6.000%, 11/01/26	23,987
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
40,000	3.500%, 03/01/29	38,769
13,000	5.250%, 12/01/27	13,518
15,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	16,772
60,000	iHeartCommunications, Inc.* 5.250%, 08/15/27	61,496
	Intelsat Jackson Holdings, SA@
30,000	9.750%, 07/15/25*	15,579
25,000	5.500%, 08/01/23	12,651
27,833	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	25,084
60,000	Lumen Technologies, Inc.* 4.000%, 02/15/27	60,292
22,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	21,385
35,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	35,706
	Netflix, Inc.
40,000	4.875%, 06/15/30*	46,958
25,000	4.875%, 04/15/28^	28,676
	Scripps Escrow II, Inc.*
23,000	3.875%, 01/15/29	23,012
11,000	5.375%, 01/15/31	10,808
85,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	86,844
23,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	23,937

Schedule of Investments October 31, 2021

30 CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Sirius XM Radio, Inc.*
65,000	5.500%, 07/01/29^	$70,192
33,000	4.000%, 07/15/28	33,262
20,000	3.125%, 09/01/26	20,066
11,000	3.875%, 09/01/31	10,584
30,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	31,459
110,000	Sprint Corp. 7.125%, 06/15/24	124,425
35,000	Telecom Italia Capital, SA 6.000%, 09/30/34	38,977
60,000	United States Cellular Corp. 6.700%, 12/15/33	74,700
		1,797,250

Consumer Discretionary (1.7%)
46,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	48,880
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
39,000	6.625%, 01/15/28	41,517
27,000	4.625%, 08/01/29	26,971
11,000	4.625%, 04/01/30	10,882
13,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	13,737
	Bath & Body Works, Inc.
57,000	6.694%, 01/15/27	65,448
34,000	6.875%, 11/01/35	41,368
	Caesars Entertainment, Inc.*
28,000	4.625%, 10/15/29	28,203
21,000	8.125%, 07/01/27^	23,549
21,000	6.250%, 07/01/25	22,119
	Carnival Corp.*
21,000	10.500%, 02/01/26	24,412
11,000	7.625%, 03/01/26	11,605
50,000	Carriage Services, Inc.* 4.250%, 05/15/29	50,146
30,000	Carvana Company* 5.625%, 10/01/25	30,695
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
155,000	5.125%, 05/01/27	160,915
50,000	4.750%, 03/01/30	51,696
21,000	4.250%, 02/01/31	20,932
20,000	5.000%, 02/01/28^	20,816
15,000	4.250%, 01/15/34	14,571
39,000	Cedar Fair, LP^ 5.250%, 07/15/29	40,458
	Century Communities, Inc.
65,000	6.750%, 06/01/27	69,126
10,000	3.875%, 08/15/29*	9,997
	DISH DBS Corp.^
41,000	7.750%, 07/01/26	45,709
30,000	7.375%, 07/01/28	31,594

PRINCIPAL AMOUNT		VALUE
32,000	Everi Holdings, Inc.* 5.000%, 07/15/29	$32,814
30,000	Ford Motor Company 8.500%, 04/21/23	32,899
200,000	Ford Motor Credit Company, LLC 2.900%, 02/16/28	198,576
	Gap, Inc.*
16,000	3.875%, 10/01/31	15,711
2,000	3.625%, 10/01/29	1,964
	goeasy, Ltd.*
75,000	5.375%, 12/01/24	77,197
40,000	4.375%, 05/01/26^	41,182
22,000	Goodyear Tire & Rubber Company* 5.000%, 07/15/29	23,223
22,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	22,017
43,000	Guitar Center, Inc.*& 8.500%, 01/15/26	46,048
	Liberty Interactive, LLC
45,000	8.250%, 02/01/30^	49,225
25,000	8.500%, 07/15/29	27,987
	Life Time, Inc.*
50,000	5.750%, 01/15/26	51,392
33,000	8.000%, 04/15/26	34,692
	M/I Homes, Inc.
40,000	4.950%, 02/01/28	41,734
30,000	3.950%, 02/15/30*	29,661
	Macy’s Retail Holdings, LLC
46,000	6.700%, 07/15/34*	52,779
10,000	5.125%, 01/15/42	9,431
	Mattel, Inc.*
65,000	5.875%, 12/15/27	70,153
6,000	3.750%, 04/01/29^	6,239
50,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	50,473
48,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	49,668
49,000	Newell Brands, Inc. 4.700%, 04/01/26	53,709
22,000	Papa John’s International, Inc.* 3.875%, 09/15/29	21,559
50,000	Penn National Gaming, Inc.* 4.125%, 07/01/29	49,059
50,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	51,024
111,000	Rite Aid Corp.* 8.000%, 11/15/26	112,275
	Royal Caribbean Cruises, Ltd.*
15,000	11.500%, 06/01/25	17,097
13,000	10.875%, 06/01/23	14,563

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 31

PRINCIPAL AMOUNT		VALUE
53,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*^ 4.625%, 03/01/29	$53,590
27,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	27,097
65,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	66,449
39,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	42,947
11,000	Thor Industries, Inc.* 4.000%, 10/15/29	10,906
13,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	14,930
50,000	Vista Outdoor, Inc.*^ 4.500%, 03/15/29	50,112
45,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	44,839
11,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	11,380
		2,511,947

Consumer Staples (0.5%)
51,000	Central Garden & Pet Company* 4.125%, 04/30/31	51,346
	Edgewell Personal Care Company*
33,000	4.125%, 04/01/29	32,605
23,000	5.500%, 06/01/28	24,084
59,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	56,586
25,000	Fresh Market, Inc.* 9.750%, 05/01/23	25,770
50,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	54,083
19,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 6.500%, 04/15/29	21,132
	Kraft Heinz Foods Company
65,000	4.375%, 06/01/46	75,974
12,000	4.250%, 03/01/31	13,538
12,000	3.875%, 05/15/27	13,033
33,000	New Albertsons, LP 7.750%, 06/15/26	37,990
43,000	Performance Food Group, Inc.* 4.250%, 08/01/29	43,126
75,000	Pilgrim’s Pride Corp.* 5.875%, 09/30/27	79,107
	Post Holdings, Inc.*
60,000	5.750%, 03/01/27	62,307
32,000	4.625%, 04/15/30^	32,224

PRINCIPAL AMOUNT		VALUE
42,000	Prestige Brands, Inc.* 3.750%, 04/01/31	$40,643
50,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	54,203
	Vector Group, Ltd.*
70,000	5.750%, 02/01/29	69,908
28,000	10.500%, 11/01/26	29,592
		817,251

Energy (1.1%)
	Antero Resources Corp.*
13,000	7.625%, 02/01/29	14,413
11,000	5.375%, 03/01/30	11,662
	Apache Corp.
45,000	5.100%, 09/01/40	50,468
23,000	4.625%, 11/15/25	24,804
	Buckeye Partners, LP
40,000	3.950%, 12/01/26	41,061
25,000	5.850%, 11/15/43	24,673
19,000	ChampionX Corp. 6.375%, 05/01/26	19,888
	Cheniere Energy Partners, LP*
21,000	3.250%, 01/31/32	20,850
10,000	4.000%, 03/01/31	10,416
23,000	Cheniere Energy, Inc. 4.625%, 10/15/28	24,170
	Continental Resources, Inc.^
45,000	3.800%, 06/01/24	47,322
35,000	4.375%, 01/15/28	38,235
80,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	76,095
349	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27 13.000% PIK rate	352
22,000	DT Midstream, Inc.* 4.125%, 06/15/29	22,192
	Energy Transfer, LP‡
65,000	3.149%, 11/01/66 3 mo. USD LIBOR + 3.02%	53,575
32,000	6.500%, 11/15/26 5 year CMT + 5.69%	33,223
	EnLink Midstream Partners, LP
60,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	48,267
50,000	4.850%, 07/15/26	52,084
	EQT Corp.
28,000	7.500%, 02/01/30	35,918
20,000	6.625%, 02/01/25	22,543
12,000	5.000%, 01/15/29	13,358
43,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	41,706

Schedule of Investments October 31, 2021

32 CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Gulfport Energy Operating Corp.
45,000	6.375%, 05/15/25@	$2,588
13,167	8.000%, 05/17/26^	14,590
	Laredo Petroleum, Inc.
42,000	10.125%, 01/15/28	45,005
10,000	7.750%, 07/31/29*^	9,914
50,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	51,347
	Moss Creek Resources Holdings, Inc.*
25,000	10.500%, 05/15/27	24,834
25,000	7.500%, 01/15/26	22,762
22,000	Murphy Oil Corp. 6.375%, 07/15/28	23,267
	New Fortress Energy, Inc.*
22,000	6.500%, 09/30/26	21,415
20,000	6.750%, 09/15/25	19,504
10,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	10,885
	Occidental Petroleum Corp.
135,000	4.300%, 08/15/39	135,695
98,000	2.900%, 08/15/24	99,898
22,000	5.875%, 09/01/25^	24,447
15,000	Ovintiv, Inc. 6.500%, 08/15/34	20,170
69,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	69,596
40,000	Parkland Corp.* 5.875%, 07/15/27	42,304
50,000	Plains All American Pipeline, LP‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	45,410
18,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	18,540
5,000	Summit Midstream Holdings, LLC / Summit Midstream Finance Corp.* 8.500%, 10/15/26	5,039
11,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	11,105
	Venture Global Calcasieu Pass, LLC*
10,000	4.125%, 08/15/31	10,367
10,000	3.875%, 08/15/29	10,194
22,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	23,683
25,000	Viper Energy Partners, LP* 5.375%, 11/01/27	26,072
40,000	W&T Offshore, Inc.* 9.750%, 11/01/23	39,002
22,000	Weatherford International, Ltd.* 8.625%, 04/30/30	22,642
		1,577,550

PRINCIPAL AMOUNT		VALUE

Financials (2.2%)
	Acrisure, LLC / Acrisure Finance, Inc.*
64,000	6.000%, 08/01/29	$63,002
56,000	7.000%, 11/15/25^	56,729
32,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	34,410
48,000	AG Issuer, LLC* 6.250%, 03/01/28	50,117
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
110,000	6.750%, 10/15/27	114,000
10,000	5.875%, 11/01/29	10,075
10,000	4.250%, 10/15/27	10,008
	Ally Financial, Inc.
39,000	4.700%, 05/15/26^‡ 5 year CMT + 3.87%	40,471
35,000	8.000%, 11/01/31	50,136
20,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	20,411
50,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	50,064
86,000	AmWINS Group, Inc.* 4.875%, 06/30/29	85,826
120,000	AssuredPartners, Inc.* 7.000%, 08/15/25	121,727
48,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	50,145
66,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	64,926
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LL*
85,000	4.500%, 04/01/27	83,036
56,000	5.750%, 05/15/26^	57,963
	Credit Acceptance Corp.^
65,000	6.625%, 03/15/26	67,919
52,000	5.125%, 12/31/24*	53,288
15,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	16,102
48,000	Enact Holdings, Inc.* 6.500%, 08/15/25	52,837
64,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	63,167
84,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	85,529

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 33

PRINCIPAL AMOUNT		VALUE
225,000	HUB International, Ltd.* 7.000%, 05/01/26	$232,803
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
65,000	5.250%, 05/15/27	67,711
31,000	4.375%, 02/01/29	31,173
100,000	ILFC E-Capital Trust II*‡ 3.710%, 12/21/65 3 mo. USD LIBOR + 1.80%	85,892
120,000	Iron Mountain, Inc.* 5.250%, 03/15/28	125,398
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
88,000	5.250%, 10/01/25	89,221
22,000	4.750%, 06/15/29	22,212
51,000	LD Holdings Group, LLC* 6.125%, 04/01/28	46,793
	Level 3 Financing, Inc.
45,000	4.250%, 07/01/28*	44,595
35,000	5.375%, 05/01/25	35,821
55,000	LPL Holdings, Inc.* 4.000%, 03/15/29	56,299
100,000	MetLife, Inc.^ 6.400%, 12/15/66	126,927
	Navient Corp.
95,000	5.000%, 03/15/27	97,012
50,000	4.875%, 03/15/28	50,262
	OneMain Finance Corp.
65,000	7.125%, 03/15/26	73,934
30,000	3.875%, 09/15/28	29,308
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
27,000	7.500%, 06/01/25	28,714
23,000	5.875%, 10/01/28	24,179
51,000	PHH Mortgage Corp.*^ 7.875%, 03/15/26	51,822
50,000	Prospect Capital Corp.µ 3.706%, 01/22/26	50,890
65,000	Radian Group, Inc. 4.875%, 03/15/27	70,977
50,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	49,793
	RLJ Lodging Trust, LP*
33,000	3.750%, 07/01/26	33,361
22,000	4.000%, 09/15/29	21,979
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
20,000	3.875%, 03/01/31	19,782
20,000	3.625%, 03/01/29	19,907
10,000	2.875%, 10/15/26	9,933
28,000	SLM Corp.^ 4.200%, 10/29/25	29,634

PRINCIPAL AMOUNT		VALUE
65,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	$68,382
43,000	StoneX Group, Inc.* 8.625%, 06/15/25	45,846
52,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	50,927
52,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.750%, 02/15/27	53,554
	XHR, LP*
47,000	6.375%, 08/15/25	49,615
22,000	4.875%, 06/01/29	22,579
		3,219,123

Health Care (1.3%)
22,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	22,473
145,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	154,368
	Bausch Health Companies, Inc.*
60,000	5.250%, 02/15/31^	54,076
50,000	5.000%, 01/30/28	46,341
20,000	5.000%, 02/15/29	18,371
	Centene Corp.
33,000	4.250%, 12/15/27	34,587
23,000	3.000%, 10/15/30	23,390
22,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	22,243
	CHS/Community Health Systems, Inc.*
88,000	6.125%, 04/01/30	86,606
60,000	8.000%, 03/15/26	63,418
25,000	6.875%, 04/15/29	25,749
	DaVita, Inc.*
68,000	4.625%, 06/01/30	68,426
52,000	3.750%, 02/15/31	49,327
	Encompass Health Corp.
20,000	4.750%, 02/01/30^	20,611
20,000	4.500%, 02/01/28	20,383
52,000	HCA, Inc. 7.500%, 11/06/33	74,918
16,000	HealthEquity, Inc.* 4.500%, 10/01/29	16,210
200,000	Jazz Securities DAC* 4.375%, 01/15/29	205,924
75,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	33,801
	Mozart Debt Merger Sub, Inc.*
55,000	3.875%, 04/01/29	54,749
33,000	5.250%, 10/01/29	33,557
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	206,512

Schedule of Investments October 31, 2021

34 CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
62,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	$55,394
	Tenet Healthcare Corp.
120,000	6.250%, 02/01/27*	124,752
70,000	6.875%, 11/15/31	80,951
65,000	4.875%, 01/01/26*	66,929
31,000	4.625%, 07/15/24	31,429
195,000	Teva Pharmaceutical Finance Netherlands III, BV 2.800%, 07/21/23	196,519
		1,892,014

Industrials (2.1%)
45,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	48,712
50,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	49,497
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
65,000	4.625%, 01/15/27	68,099
59,000	4.875%, 02/15/30	63,287
23,000	3.500%, 03/15/29^	22,694
	Allison Transmission, Inc.*
40,000	4.750%, 10/01/27	41,666
10,000	3.750%, 01/30/31	9,621
11,000	Ambience Merger Sub, Inc.* 7.125%, 07/15/29	10,625
10,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	9,141
25,000	Arcosa, Inc.* 4.375%, 04/15/29	25,487
200,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	209,700
28,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	30,375
45,000	Beacon Roofing Supply, Inc.*^ 4.125%, 05/15/29	44,603
65,000	Berry Global, Inc.* 4.875%, 07/15/26	68,145
44,000	BWX Technologies, Inc.* 4.125%, 04/15/29	44,706
	Cascades, Inc. / Cascades USA, Inc.*
39,000	5.125%, 01/15/26	41,336
26,000	5.375%, 01/15/28	27,223
11,000	Catalent Pharma Solutions, Inc.* 3.500%, 04/01/30	10,926
	Delta Air Lines, Inc.
12,000	7.375%, 01/15/26	14,117
11,000	3.800%, 04/19/23	11,405

PRINCIPAL AMOUNT		VALUE
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
11,000	4.750%, 10/20/28	$12,234
6,000	4.500%, 10/20/25µ	6,417
36,000	Dun & Bradstreet Corp.* 6.875%, 08/15/26	37,675
42,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	38,838
25,000	EnerSys* 4.375%, 12/15/27	26,281
50,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	50,157
23,000	GFL Environmental, Inc.* 3.750%, 08/01/25	23,691
	Golden Nugget, Inc.*
35,000	6.750%, 10/15/24	35,154
25,000	8.750%, 10/01/25	25,943
23,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	23,691
25,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	27,428
	Graphic Packaging International, LLC*
30,000	4.750%, 07/15/27	32,520
20,000	3.500%, 03/01/29	19,908
51,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	51,953
101,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	100,722
50,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	52,548
65,000	Herc Holdings, Inc.* 5.500%, 07/15/27	67,920
61,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	67,273
50,000	IEA Energy Services, LLC* 6.625%, 08/15/29	49,413
62,000	JELD-WEN, Inc.* 4.625%, 12/15/25	62,800
18,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	19,440
49,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	49,737
21,000	MasTec, Inc.* 4.500%, 08/15/28	21,619
47,000	Meritor, Inc.* 4.500%, 12/15/28	47,092
33,000	Moog, Inc.* 4.250%, 12/15/27	34,073
60,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	61,584

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 35

PRINCIPAL AMOUNT		VALUE
52,000	Novelis Corp.* 4.750%, 01/30/30	$54,139
50,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	48,985
50,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	47,658
52,000	Patrick Industries, Inc.* 4.750%, 05/01/29	51,773
55,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	58,747
22,000	PGT Innovations, Inc.* 4.375%, 10/01/29	21,853
10,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	10,548
55,000	QVC, Inc. 4.375%, 09/01/28	56,298
125,000	Scientific Games International, Inc.* 5.000%, 10/15/25	128,890
19,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	20,089
40,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	39,611
	Sinclair Television Group, Inc.*
23,000	4.125%, 12/01/30	21,984
20,000	5.500%, 03/01/30^	19,148
	Standard Industries, Inc.*
50,000	5.000%, 02/15/27	51,350
11,000	4.375%, 07/15/30^	11,045
90,000	Station Casinos, LLC* 4.500%, 02/15/28	90,810
23,000	Stericycle, Inc.* 3.875%, 01/15/29	22,648
35,000	STL Holding Company, LLC* 7.500%, 02/15/26	36,973
	TransDigm, Inc.
95,000	6.250%, 03/15/26*	99,335
60,000	7.500%, 03/15/27	63,133
22,000	Tronox, Inc.* 4.625%, 03/15/29	21,594
	United Rentals North America, Inc.
20,000	3.750%, 01/15/32	19,989
11,000	3.875%, 02/15/31	11,098
44,000	Vertiv Group Corp.* 4.125%, 11/15/28	43,913
46,000	Wabash National Corp.* 4.500%, 10/15/28	44,785
25,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	24,784

PRINCIPAL AMOUNT		VALUE
	WESCO Distribution, Inc.*
27,000	7.125%, 06/15/25^	$28,747
13,000	7.250%, 06/15/28	14,360
		3,061,763

Information Technology (0.6%)
21,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	21,277
25,000	CDK Global, Inc.* 5.250%, 05/15/29	26,857
39,000	Clear Channel Worldwide Holdings, Inc.*^ 5.125%, 08/15/27	40,060
60,000	CommScope Technologies, LLC* 6.000%, 06/15/25	59,416
40,000	CommScope, Inc.* 4.750%, 09/01/29	39,283
	Dell International, LLC / EMC Corp.
55,000	6.020%, 06/15/26µ	64,821
45,000	6.100%, 07/15/27^	54,738
25,000	5.850%, 07/15/25µ	28,805
26,000	Fair Isaac Corp.* 4.000%, 06/15/28	26,391
50,000	KBR, Inc.* 4.750%, 09/30/28	51,220
	MPH Acquisition Holdings, LLC*
50,000	5.750%, 11/01/28^	45,673
20,000	5.500%, 09/01/28	19,893
22,000	NCR Corp.* 5.125%, 04/15/29	22,529
53,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	51,881
34,000	ON Semiconductor Corp.* 3.875%, 09/01/28	34,514
39,000	Open Text Corp.* 3.875%, 02/15/28	39,377
22,000	Playtika Holding Corp.* 4.250%, 03/15/29	22,078
36,000	PTC, Inc.* 4.000%, 02/15/28	36,631
50,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	49,605
	Twilio, Inc.
30,000	3.625%, 03/15/29	30,320
11,000	3.875%, 03/15/31^	11,113
55,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	54,653
50,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	49,725
		880,860

Schedule of Investments October 31, 2021

36 CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Materials (0.4%)
27,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	$28,384
25,000	ArcelorMittal, SA 7.000%, 10/15/39	34,906
35,000	Chemours Company* 4.625%, 11/15/29	33,731
65,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	66,194
	Freeport-McMoRan, Inc.
35,000	5.000%, 09/01/27	36,565
25,000	5.450%, 03/15/43	31,470
20,000	5.400%, 11/14/34^	24,444
34,000	HB Fuller Company 4.250%, 10/15/28	34,648
43,000	Intertape Polymer Group, Inc.* 4.375%, 06/15/29	43,333
40,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	42,835
	Kaiser Aluminum Corp.*
25,000	4.625%, 03/01/28^	25,253
5,000	4.500%, 06/01/31	4,926
22,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	22,054
46,000	Mercer International, Inc.^ 5.125%, 02/01/29	45,792
23,000	Owens-Brockway Glass Container, Inc.* 6.625%, 05/13/27	24,585
22,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	17,266
56,000	Silgan Holdings, Inc. 4.125%, 02/01/28	57,082
21,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	21,066
39,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	40,929
23,000	Valvoline, Inc.* 3.625%, 06/15/31	22,534
		657,997

Real Estate (0.1%)
34,000	EPR Properties 3.750%, 08/15/29	34,912
	Forestar Group, Inc.*
38,000	5.000%, 03/01/28	39,337
21,000	3.850%, 05/15/26	21,026
34,000	iStar, Inc. 5.500%, 02/15/26	35,493

PRINCIPAL AMOUNT		VALUE
	Service Properties Trust
65,000	4.350%, 10/01/24	$65,585
20,000	5.250%, 02/15/26	20,233
		216,586

Utilities (0.1%)
39,000	Calpine Corp.* 4.500%, 02/15/28	39,534
6,000	NRG Energy, Inc. 6.625%, 01/15/27	6,239
16,000	PPL Capital Funding, Inc.^‡ 2.797%, 03/30/67 3 mo. USD LIBOR + 2.67%	15,368
10,000	Talen Energy Supply, LLC* 7.250%, 05/15/27	9,589
65,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	69,639
25,000	Vistra Corp.*‡ 8.000%, 10/15/26 5 year CMT + 6.93	26,281
		166,650
	Total Corporate Bonds (Cost $16,703,530)	17,258,160

Convertible Bonds (34.6%)
Communication Services (7.5%)
813,000	Eventbrite, Inc.* 0.750%, 09/15/26	836,756
200,000	Kakao Corp. 0.000%, 04/28/23	264,338
1,190,000	Liberty Media Corp.* 0.500%, 12/01/50	1,520,023
	Live Nation Entertainment, Inc.
820,000	2.000%, 02/15/25	997,891
515,000	2.500%, 03/15/23	807,195
	Sea, Ltd.
4,844,000	0.250%, 09/15/26~	5,099,521
436,000	2.375%, 12/01/25	1,663,833
		11,189,557

Consumer Discretionary (10.5%)
790,000	Airbnb, Inc.* 0.000%, 03/15/26	776,926
781,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	1,160,426
106,000	DISH Network Corp. 2.375%, 03/15/24	103,142
5,630,000	Ford Motor Company* 0.000%, 03/15/26	6,640,022
170,000	Liberty Broadband Corp.* 2.750%, 09/30/50	176,555
1,930,000	Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	2,175,843

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 37

PRINCIPAL AMOUNT			VALUE
800,000		Meituan 0.000%, 04/27/28	$802,144
40,000		Peloton Interactive, Inc.* 0.000%, 02/15/26	35,744
3,475,000		Vail Resorts, Inc.*^ 0.000%, 01/01/26	3,819,824
			15,690,626

Consumer Staples (0.9%)
1,415,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	1,288,078

Energy (1.1%)
1,600,000		TotalEnergies, SE 0.500%, 12/02/22	1,641,920

Financials (3.1%)
		Citigroup Global Markets Funding Luxembourg SCA
17,000,000	HKD	0.000%, 05/28/24	2,381,223
2,000,000	HKD	0.000%, 07/25/24	279,697
		JPMorgan Chase Bank NA
600,000		0.000%, 08/07/22	701,376
165,000		0.125%, 01/01/23*	171,574
1,090,000		Realogy Group, LLC / Realogy Co-Issuer Corp.* 0.250%, 06/15/26	1,109,576
			4,643,446

Health Care (1.6%)
765,000		LivaNova USA, Inc. 3.000%, 12/15/25	1,115,447
110,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	1,197,429
			2,312,876

Industrials (3.2%)
140,000,000	JPY	DMG Mori Company, Ltd. 0.000%, 07/16/24	1,305,848
700,000	EUR	Duerr, AG 0.750%, 01/15/26	1,065,474
1,635,000		JetBlue Airways Corp.* 0.500%, 04/01/26	1,581,650
740,000		John Bean Technologies Corp.* 0.250%, 05/15/26	808,568
			4,761,540

Information Technology (5.8%)
1,122,000		Bill.com Holdings, Inc.* 0.000%, 04/01/27	1,205,993
2,070,000		Cloudflare, Inc.* 0.000%, 08/15/26	2,612,361
905,000		CyberArk Software, Ltd. 0.000%, 11/15/24	1,172,979

PRINCIPAL AMOUNT		VALUE
400,000	Globalwafers Company, Ltd. 0.000%, 06/01/26	$415,560
730,000	ON Semiconductor Corp.*^ 0.000%, 05/01/27	885,570
30,000	Shift4 Payments, Inc.*µ 0.500%, 08/01/27	27,943
630,000	Shopify, Inc.µ 0.125%, 11/01/25	798,103
1,195,000	Square, Inc.*µ^ 0.250%, 11/01/27	1,461,664
		8,580,173

Materials (0.8%)
250,000	BASF, SEµ 0.925%, 03/09/23	250,902
725,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	943,827
		1,194,729

Real Estate (0.1%)
200,000	Vingroup, JSC 3.000%, 04/20/26	213,422
	Total Convertible Bonds (Cost $47,278,079)	51,516,367

Bank Loans (0.2%) ¡
Communication Services (0.1%)
157,119	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	159,448

Consumer Discretionary (0.0%)
30,000	At Home Group, Inc.‡ 4.750%, 07/24/28 3 mo. LIBOR + 4.25%	29,931

Information Technology (0.1%)
51,986	Banff Merger Sub, Inc.‡ 3.882%, 10/02/25 1 mo. LIBOR + 3.75%	51,700
	Total Bank Loans (Cost $240,159)	241,079

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (8.3%)
Communication Services (1.1%)
1,620	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	1,698,818

Consumer Discretionary (1.8%)
13,575	Aptiv, PLC 5.500%, 06/15/23	2,622,690

Schedule of Investments October 31, 2021

38 CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Energy (0.0%)
1		Gulfport Energy Operating Corp. 10.000%, 11/29/21 15.000% PIK rate	$5,975

Financials (1.1%)
16,140		KKR & Company, Inc.^ 6.000%, 09/15/23	1,614,646

Health Care (2.1%)
1,475		Danaher Corp. 4.750%, 04/15/22	3,075,744

Information Technology (0.9%)
765		Broadcom, Inc.µ 8.000%, 09/30/22	1,283,165

Utilities (1.3%)
7,200		AES Corp.^ 6.875%, 02/15/24	727,272
19,761		NextEra Energy, Inc. 4.872%, 09/01/22	1,249,290
			1,976,562
		Total Convertible Preferred Stocks (Cost $9,152,572)	12,277,600

Common Stocks (84.5%)
Communication Services (5.4%)
925		Altice USA, Inc. - Class A#	15,078
141		Cumulus Media, Inc. - Class A#	1,751
2,670	PHP	Globe Telecom, Inc.	158,685
2,100	INR	Info Edge India, Ltd.	171,587
7,500		Meta Platforms, Inc. - Class A^#	2,426,775
11,800	ZAR	MTN Group, Ltd.#	105,812
535	KRW	NAVER Corp.	186,010
3,110	INR	Nazara Technologies, Ltd.#	111,006
38,460		Tencent Holdings, Ltd.^	2,337,983
5,400	HKD	Tencent Holdings, Ltd.	328,481
13,175		Walt Disney Company^~#	2,227,497
			8,070,665

Consumer Discretionary (10.0%)
15,700	HKD	Alibaba Group Holding, Ltd.#	322,834
8,590		Alibaba Group Holding, Ltd.#	1,416,834
107,850	MXN	Alsea, SAB de CV#	227,874
1,260		Amazon.com, Inc.^#	4,249,262
3,900	CNY	BYD Company, Ltd. - Class A	190,615
710		Chipotle Mexican Grill, Inc. - Class A#	1,263,111
4,450	INR	Dixon Technologies India, Ltd.	296,117
13,000		DR Horton, Inc.^	1,160,510
89,800	INR	Indian Hotels Company, Ltd.	240,078
7,850	HKD	JD.com, Inc. - Class A#	307,304

NUMBER OF SHARES			VALUE
4,250	INR	Jubilant Foodworks, Ltd.	$210,433
39,500	HKD	Li Ning Company, Ltd.	435,885
3,700		Lululemon Athletica, Inc.^#	1,724,237
249		MercadoLibre, Inc.^#	368,774
16,288		Portillo’s, Inc. - Class A#	618,944
113,700	HKD	Samsonite International, SA*#	244,570
1,245		Tesla, Inc.µ#	1,386,930
5,000	INR	Titan Company, Ltd.	160,303
			14,824,615

Consumer Staples (4.8%)
12,300		Celsius Holdings, Inc.^#	1,187,196
33,699		Coca-Cola Company^~	1,899,613
3,670		Costco Wholesale Corp.	1,803,952
1,830	PLN	Dino Polska, SA*#	163,476
24,800	BRL	JBS, SA	171,593
23,200		Mondelez International, Inc. - Class A	1,409,168
21,150	INR	Varun Beverages, Ltd.	240,166
80,600	MXN	Wal-Mart de Mexico, SAB de CV	280,816
			7,155,980

Energy (3.8%)
2,110		Calfrac Well Services, Ltd.#	10,529
32,100	CAD	Canadian Natural Resources, Ltd.	1,364,302
479		Chaparral Energy, Inc. - Class A#	18,202
131		Chesapeake Energy Corp.	8,350
6,100		Chevron Corp.^	698,389
62,500	INR	Coal India, Ltd.	137,755
90		Denbury, Inc.#	7,619
654		Diamond Offshore Drilling, Inc.#	3,679
1,920		Energy Transfer, LP	18,259
1,815		Enterprise Products Partners, LP	41,164
341		EP Energy Corp.&#	30,519
16,215		Exxon Mobil Corp.	1,045,381
3,400		Lukoil, PJSC	346,565
585		Magellan Midstream Partners, LP	28,665
4,474		Occidental Petroleum Corp.	150,013
80,400	INR	Oil & Natural Gas Corp, Ltd.	161,011
1,059		Ranger Oil Corp. - Class Aµ#	34,989
9,000	INR	Reliance Industries, Ltd.	305,868
47,265	EUR	Royal Dutch Shell, PLC - Class A	1,089,035
776		Superior Energy Services, Inc.#	35,114
215		Targa Resources Corp.^	11,754
89,100	IDR	United Tractors, Tbk PT	148,219
787		Weatherford International, PLC#	22,870
450		Williams Companies, Inc.µ	12,641
			5,730,892

Financials (15.2%)
531,500	IDR	Bank Central Asia, Tbk PT	281,045
142,300	IDR	Bank Jago, Tbk PT#	155,727

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 39

NUMBER OF SHARES			VALUE
71,825		Bank of America Corp.~	$3,431,798
113,000	TWD	Cathay Financial Holding Company, Ltd.	235,548
19,965	TWD	Chailease Holding Company, Ltd.	191,216
31,000	HKD	China Merchants Bank Company, Ltd. - Class H	259,784
67,900	ZAR	FirstRand, Ltd.	257,930
29,050	MXN	Grupo Financiero Banorte, SAB de CV - Class O	183,630
4,550	KRW	Hana Financial Group, Inc.	175,447
139,900	INR	HDFC Bank, Ltd.	2,973,074
5,985	INR	Housing Development Finance Corp., Ltd.	227,931
26,090		ICICI Bank, Ltd.^	551,804
4,900	INR	ICICI Securities, Ltd.*	48,646
161,800	EUR	ING Groep, NV	2,454,328
58,025		Itau Unibanco Holding, SA^	236,162
18,800		JPMorgan Chase & Company~	3,193,932
56,400	THB	Kasikornbank PCL	238,314
20,700		Morgan Stanleyµ	2,127,546
3,775	HUF	OTP Bank Nyrt#	226,830
16,025		Sberbank of Russia, PJSC	321,782
11,150	INR	SBI Cards & Payment Services, Ltd.#	158,884
6,700	KRW	Shinhan Financial Group Company, Ltd.	218,734
97,950		UBS Group, AG^#	1,777,793
51,525		Wells Fargo & Companyµ	2,636,019
			22,563,904

Health Care (8.2%)
63,698		Alcon, Inc.^	5,309,865
6,710		Eli Lilly & Company	1,709,440
1,500	CHF	Lonza Group, AG	1,232,701
23,200		Novo Nordisk, A/S	2,555,016
2,150		UnitedHealth Group, Inc.^	990,010
24,500	HKD	Wuxi Biologics Cayman, Inc.*#	371,100
			12,168,132

Industrials (7.1%)
475		Boeing Company#	98,339
25,100		CAE, Inc.#	762,287
2,500	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	250,430
18,650	EUR	Deutsche Post, AG	1,154,565
59,500	PHP	International Container Terminal Services, Inc.	212,458
38,800	CNY	NARI Technology Company, Ltd. - Class A	236,250
15,400		Quanta Services, Inc.µ	1,867,712
20,600	JPY	Recruit Holdings Company, Ltd.	1,370,291
13,600	EUR	Schneider Electric, SE	2,344,886
6,200	CNY	Sungrow Power Supply Company, Ltd. - Class A	159,362
15,500	HKD	Techtronic Industries Company, Ltd.	318,452

NUMBER OF SHARES			VALUE
13,450	INR	Voltas, Ltd.	$216,278
10,400		Waste Management, Inc.µ	1,666,392
			10,657,702

Information Technology (26.0%)
5,015		Accenture, PLC - Class A	1,799,332
780	EUR	Adyen, NV*#	2,353,501
24,145		Apple, Inc.^	3,616,921
6,785		ASML Holding, NV	5,515,391
2,000	TWD	eMemory Technology, Inc.	166,131
9,100	JPY	Fujitsu, Ltd.	1,572,750
815		Globant, SA#	260,140
10,125		Infosys, Ltd.	225,585
5,400	JPY	Keyence Corp.	3,259,519
5,000	TWD	MediaTek, Inc.	164,563
17,255		Microsoft Corp.^	5,722,103
15,750		NVIDIA Corp.	4,026,802
18,669		Oracle Corp.	1,791,104
2,000	TWD	Silergy Corp.	330,410
323,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	6,854,154
940		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	106,878
18,927	BRL	TOTVS, SA	109,864
20,200	AUD	WiseTech Global, Ltd.	787,271
			38,662,419

Materials (3.5%)
44,025	EUR	ArcelorMittal, SA	1,488,931
4,350	INR	Asian Paints, Ltd.	180,738
33,500		Cemex, SAB de CV#	215,405
20,975	EUR	CRH, PLC	1,003,734
10,640	CAD	First Quantum Minerals, Ltd.	251,900
38,300		Freeport-McMoRan, Inc.	1,444,676
27,000	NOK	Norsk Hydro, ASA	198,328
660	KRW	POSCO	167,397
12,200	INR	Tata Steel, Ltd.	215,374
			5,166,483

Real Estate (0.5%)
259,100	PHP	Ayala Land, Inc.	180,409
22,500	INR	DLF, Ltd.	120,439
13,400	INR	Godrej Properties, Ltd.#	401,466
			702,314
		Total Common Stocks (Cost $107,766,802)	125,703,106

Exchange-Traded Fund (0.7%)
Other (0.7%)
45,865		Invesco Senior Loan ETF (Cost $1,013,622)	1,012,699

Schedule of Investments October 31, 2021

40 CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Preferred Stocks (0.1%)
Consumer Discretionary (0.0%)
305	Guitar Center, Inc.	$38,125

Energy (0.1%)
2,562	NuStar Energy, LP‡ 7.625% 3 mo. USD LIBOR + 5.64%	58,030
1,210	NuStar Energy, LP‡ 8.500% 3 mo. USD LIBOR + 6.77%	29,657
2,270	NuStar Logistics, LP‡ 6.866%, 01/15/43 3 mo. USD LIBOR + 6.73%	57,272
		144,959

Financials (0.0%)
876	B Riley Financial, Inc.µ 5.250%, 08/31/28	21,882
	Total Preferred Stocks (Cost $202,524)	204,966

Warrants (0.0%) #
Energy (0.0%)
164	Chesapeake Energy Corp. 02/09/26, Strike $31.71	5,478
147	Chesapeake Energy Corp. 02/09/26, Strike $27.27	5,633
91	Chesapeake Energy Corp. 02/09/26, Strike $35.71	2,782
256	Denbury, Inc. 09/18/25, Strike $32.59	13,438
95	Denbury, Inc. 09/18/23, Strike $35.41	4,745
2,607	Mcdermott International, Ltd. 06/30/27, Strike $15.98	0
2,347	Mcdermott International, Ltd. 06/30/27, Strike $12.33	0
	Total Warrants (Cost $54,581)	32,076

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (3.7%) #
Communication Services (2.0%)
18 5,329,656	Alphabet, Inc. Call, 01/21/22, Strike $1,500.00	2,631,240
22 1,518,682	Netflix, Inc. Call, 03/18/22, Strike $640.00	179,355
	Sea, Ltd.
21 721,497	Call, 01/21/22, Strike $300.00	116,707

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
8 274,856	Call, 06/17/22, Strike $340.00	$40,460
68 563,312	Yandex, NV Call, 05/20/22, Strike $80.00	63,240
		3,031,002

Health Care (0.1%)
105 1,259,055	Horizon Therapeutics, PLC Call, 01/21/22, Strike $110.00	148,575

Information Technology (0.3%)
25 1,625,900	Adobe, Inc. Call, 01/21/22, Strike $600.00	164,063
230 1,098,020	Kraneshares Csi China Internet Call, 01/21/22, Strike $52.00	48,415
25 1,744,400	ServiceNow, Inc. Call, 01/21/22, Strike $620.00	224,125
		436,603

Other (1.3%)
	Invesco QQQ Trust Series
328 12,664,408	Put, 12/16/22, Strike $340.00	686,832
215 8,301,365	Put, 12/31/21, Strike $360.00	100,190
193 7,451,923	Call, 12/16/22, Strike $450.00	217,318
570 2,298,810	iShares China Large-Cap ETF Call, 01/21/22, Strike $42.00	55,005
423 2,153,916	iShares MSCI Emerging Markets Put, 01/21/22, Strike $51.00	88,195
465 2,271,060	iShares MSCI India ETF Put, 11/19/21, Strike $50.00	72,075
175 1,391,075	iShares MSCI South Korea ETF Call, 01/21/22, Strike $82.00	33,688
355 8,095,775	iShares Russell 2000 ETF Put, 12/31/21, Strike $216.00	139,870
	SPDR S&P 500 ETF Trust
163 7,485,775	Put, 12/16/22, Strike $400.00	343,115
163 7,485,775	Call, 12/16/22, Strike $535.00	87,124
408 1,581,408	Xtrackers Harvest CSI 300 China A ETF Call, 01/21/22, Strike $40.00	37,128
		1,860,540
	Total Purchased Options (Cost $3,569,932)	5,476,720

	TOTAL INVESTMENTS (143.7%) (Cost $185,981,801)	213,722,773

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-11.4%)		(17,000,000)

Schedule of Investments October 31, 2021

See accompanying Notes to Schedule of Investments	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 41

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
LIABILITIES, LESS OTHER ASSETS (-32.3%)		$(48,025,987)
NET ASSETS (100.0%)		$148,696,786

Written Options (-0.5%) #
Communication Services (0.0%)
4 6,520	Altice USA, Inc. Put, 01/21/22, Strike $15.00	(490)

Other (-0.5%)
193 7,451,923	Invesco QQQ Trust Series Call, 12/16/22, Strike $410.00	(482,790)
163 7,485,775	SPDR S&P 500 ETF Trust Call, 12/16/22, Strike $490.00	(305,217)

	Total Written Options (Premium $638,212)	(788,497)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $11,912,149.

^Security, or portion of security, is on loan.

&Illiquid security.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at October 31, 2021.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $4,366,343.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUDAustralian Dollar

BRLBrazilian Real

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

EUREuropean Monetary Unit

HKDHong Kong Dollar

HUFHungarian Forint

IDRIndonesian Rupiah

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

MXNMexican Peso

NOKNorwegian Krone

PHPPhilippine Peso

PLNPolish Zloty

THBThai Baht

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in US dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE OCTOBER 31, 2021

	Value	% of Total Investments
US Dollar	$161,695,972	75.9%
European Monetary Unit	12,954,454	6.1%
Japanese Yen	8,705,837	4.1%
New Taiwan Dollar	7,942,022	3.7%
Indian Rupee	6,577,154	3.1%
Hong Kong Dollar	5,249,330	2.5%
Canadian Dollar	2,904,280	1.4%
Swiss Franc	1,232,701	0.6%
Chinese Yuan Renminbi	836,657	0.4%
Australian Dollar	787,271	0.4%
South Korean Won	747,588	0.3%
Mexican Peso	692,320	0.3%
Indonesian Rupiah	584,991	0.3%
Philippine Peso	551,552	0.2%
South African Rand	363,742	0.2%
Brazilian Real	281,457	0.1%
Thai Baht	238,314	0.1%
Hungarian Forint	226,830	0.1%
Norwegian Krone	198,328	0.1%
Polish Zloty	163,476	0.1%
Total Investments Net of Written Options	$212,934,276	100.0%

Currency exposure may vary over time.

42 CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities October 31, 2021

ASSETS
Investments in securities, at value (cost $185,981,801)	$213,722,773
Cash with custodian	4,573,370
Foreign currency (cost $22)	22
Receivables:
Accrued interest and dividends	471,618
Investments sold	83,599
Prepaid expenses	61,233
Other assets	61,946
Total assets	218,974,561

LIABILITIES
Options written, at value (premium $638,212)	788,497
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $110,989) (Note 7)	16,889,011
Payables:
Notes payable (Note 6)	50,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	50,028
Investments purchased	1,549,408
Affiliates:
Investment advisory fees	179,363
Deferred compensation to trustees	61,946
Trustees’ fees and officer compensation	2,124
Other accounts payable and accrued liabilities	257,398
Total liabilities	70,277,775
NET ASSETS	$148,696,786

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 9,396,571 shares issued and outstanding	$120,704,091
Accumulated distributable earnings (loss)	27,992,695	*
NET ASSETS	$148,696,786
Net asset value per common shares based upon 9,396,571 shares issued and outstanding	$15.82

*Net of deferred foreign capital gains tax of $(157,356).

Statement of Operations Year Ended October 31, 2021

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 43

INVESTMENT INCOME
Interest	$1,284,099
(Amortization)/accretion of investment securities	(950,253)
Net interest	333,846
Dividends	2,412,514
Dividend Taxes Withheld	(127,909)
Total investment income	2,618,451

EXPENSES
Investment advisory fees	1,966,747
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	545,194
Interest expense on Notes Payable (Note 6)	277,999
Custodian fees	62,711
Legal fees	52,567
Printing and mailing fees	42,154
Transfer agent fees	34,583
Accounting fees	33,585
Trustees’ fees and officer compensation	21,586
Audit fees	19,891
Fund administration fees	12,253
Registration fees	2,250
Other	55,451
Total expenses	3,126,971
NET INVESTMENT INCOME (LOSS)	(508,520)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	15,160,931 (a)
Purchased options	(2,692,561)
Foreign currency transactions	(50,218)
Written options	(381,570)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	31,849,554 (b)
Purchased options	1,368,327
Foreign currency translations	(2,787)
Written options	194,698
NET GAIN (LOSS)	45,446,374
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,937,854

(a)Net of foreign capital gains tax of $55,814.

(b)Net of change of $(105,319) in deferred capital gains tax.

Statements of Changes in Net Assets

44 CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT	See accompanying Notes to Financial Statements

	Year Ended October 31, 2021	Year Ended October 31, 2020

OPERATIONS
Net investment income (loss)	$(508,520)	$1,504,034
Net realized gain (loss)	12,036,582	8,116,114
Change in unrealized appreciation/(depreciation)	33,409,792	4,214,060
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	44,937,854	13,834,208

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(10,875,528)	(10,565,948)
Net decrease in net assets from distributions to common shareholders	(10,875,528)	(10,565,948)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	7,433,922	2,827,325
Reinvestment of distributions resulting in the issuance of stock	318,572	260,756
Net increase (decrease) in net assets from capital stock transactions	7,752,494	3,088,081
TOTAL INCREASE (DECREASE) IN NET ASSETS	41,814,820	6,356,341

NET ASSETS
Beginning of year	$106,881,966	$100,525,625
End of year	$148,696,786	$106,881,966

Statement of Cash Flows

See accompanying Notes to Financial Statements	CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT 45

Year Ended October 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$44,937,854
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(249,180,560)
Net proceeds from disposition of short term investments	1,286,333
Proceeds paid on closing written options	(2,564,700)
Proceeds from disposition of investment securities, including purchased options	236,317,042
Premiums received from written options	2,516,631
Amortization and accretion of fixed-income securities	950,253
Amortization of offering costs on Mandatory Redeemable Preferred Shares	44,436
Net realized gains/losses from investments, excluding purchased options	(15,216,803)
Net realized gains/losses from capital gains tax	55,814
Net realized gains/losses from purchased options	2,692,561
Net realized gains/losses from written options	381,570
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(31,849,554)
Change in unrealized appreciation or depreciation on capital gains tax	(105,319)
Change in unrealized appreciation or depreciation on purchased options	(1,368,327)
Change in unrealized appreciation or depreciation on written options	(194,698)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	198,816
Prepaid expenses	(19,355)
Other assets	(14,689)
Increase/(decrease) in liabilities:
Payables to affiliates	57,149
Other accounts payable and accrued liabilities	116,139
Net cash provided by/(used in) operating activities	$(10,959,407)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	7,433,922
Distributions to shareholders	(10,556,956)
Issuance of Distributions to Mandatory Redeemable Preferred Shareholders	5,010,228
Offering costs on Mandatory Redeemable Preferred Shares	(84,527)
(Repayment)/Proceeds from Note payable	13,500,000
Net cash provided by/(used in) financing activities	$15,302,667
Net increase/(decrease) in cash and foreign currency	$4,343,260
Cash and restricted cash at beginning of year	$230,132
Cash and foreign currency at end of year	$4,573,392

Supplemental disclosure
Cash paid for interest on Notes Payable	$267,015
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$534,966
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$318,572

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	4,573,392
Restricted cash for short positions	—
Total cash and restricted cash at period end	$4,573,392

Notes to Financial Statements

46   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Total Return (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), and the Fund is considered an investment company under US GAAP and follows the accounting and reporting guidance applicable to investment companies. Under US GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on US securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a US securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a US securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the US market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

Notes to Financial Statements

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   47

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Discounts from and premiums to the expected maturity/call value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into US dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for US income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Notes to Financial Statements

48   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the US and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $61,946 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2021. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2021 were as follows:

	US Government Securities	Other
Cost of purchases	$—	$237,226,258
Proceeds from sales	—	226,957,542

The cost basis of investments for federal income tax purposes at October 31, 2021 was as follows:

Cost basis of investments	$185,744,150
Gross unrealized appreciation	31,399,280
Gross unrealized depreciation	(4,209,154)
Net unrealized appreciation (depreciation)	$27,190,126

Note 4 – Income Taxes

For the fiscal year ended October 31, 2021, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(2,504)
Undistributed net investment income/(loss)	2,794,070
Accumulated net realized gain/(loss) on investments	(2,791,566)

Notes to Financial Statements

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   49

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2021	Year Ended October 31, 2020
Distributions paid from:
Ordinary income	$11,376,286	$11,043,549
Long-term capital gains	—	—
Return of capital	—	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$509,992
Undistributed capital gains	755,606
Total undistributed earnings	1,265,598
Accumulated capital and other losses	(223,441)
Net unrealized gains/(losses)	27,033,948
Total accumulated earnings/(losses)	28,076,105
Other	(83,410)
Paid-in-capital	120,704,091
Net assets applicable to common shareholders	$148,696,786

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the US dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral

Notes to Financial Statements

50   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying

Notes to Financial Statements

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   51

instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2021, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$5,476,720	$—
Written options(2)	—	788,497
	$5,476,720	$788,497

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at Value.”

(2) Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value.”

For the year ended October 31, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Forward Contracts	330,398
Purchased options	32,113
Written options	2,881

*Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $55.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR** (as defined in the SSB Agreement) plus 0.80%. In the event of a Rate Termination Event (as defined in the SSB Agreement), the rate of interest will adjust to the Federal Funds Rate (as defined in the SSB Agreement) plus 0.45%. A commitment fee of 0.10% is payable on any undrawn balance. For the year ended October 31, 2021, the average borrowings under the Agreement were $47.8 million. For the year ended October 31, 2021, the average net interest rate was 0.55%. As of October 31, 2021, the amount of total outstanding borrowings was $50.5 million, which approximates fair value. The net interest rate applicable to the borrowings on October 31, 2021 was 0.54%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral received by SSB on behalf of a Fund is treated as refinancing a portion of the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, the Fund is required to return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may refinance such amount by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund. The composition of advances received by the Fund, as between loans from SSB and collateral for securities lending transactions, does not change the liquidity to the Fund or the outstanding amount for purposes of the accrual of interest. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2021, approximately $43.2 million of securities were on loan ($8.2 million of fixed income securities and $35.0 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

**Effective January 1, 2022, the reference rate will change from Overnight LIBOR to the Overnight Bank Financing Rate (OBFR).

Notes to Financial Statements

52   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Note 7 – Mandatory Redeemable Preferred Shares

The Fund issued MRPS on August 24, 2021 and September 6, 2017. On August 24, 2021, 360,000 MRPS were issued with an aggregate liquidation preference of $9.0 million. Of the 360,000 MRPS that were issued, 160,000 MRPS with an aggregate liquidation preference of $4.0 million have a delayed funding date of May 24, 2022. On September 6, 2017, 480,000 were issued mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $12.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into five series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2021.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	160	$25	$4,000,000
Series B	9/06/24	4.00%	160	$25	$4,000,000
Series C	9/06/27	4.24%	160	$25	$4,000,000
Series D	8/24/26	2.45%	200	$25	$5,000,000
Series E*	5/24/27	2.68%	160	$25	$4,000,000
				Total	$21,000,000

*Series E MRPS were issued on August 24, 2021, with a delayed funding date of May 24, 2022. Series E MRPS are not included on the Statement of Assets and Liabilities.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, Series A, B, and C of the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. Series A, B, and C of the MRPS have been assigned a rating of ‘AA-’ by Kroll. As of August 24, 2021, the Series D MRP Shares and Series E MRP Shares have each been assigned a rating of ‘AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above.

With regard to the Series A MRP Shares, Series B MRP Shares or Series C MRP Shares, so long as any MRP Shares are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRP Shares, unless (1) the Fund has satisfied the MRP Shares Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRP Shares Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRP Shares due on or prior to the date of the transaction have been declared and paid to the holders of MRP Shares and (4) the Fund has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

Notes to Financial Statements

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   53

MRP Shares Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRP Shares, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRP Shares Overcollateralization Test: So long as Fitch or any other NSRSO, such as Kroll, is then rating any class of the outstanding MRP Shares pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRP Shares’ then-current rating(s) issued by Fitch or such other NSRSO, such as Kroll, by application of the applicable rating agency guidelines.

With regard to Series D MRP Shares and Series E MRP Shares, for so long as any MRP Shares are Outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRP Shares as to dividends or upon liquidation (collectively “non-cash distributions”)) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRP Shares as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRP Shares Asset Coverage Test, (2) full cumulative dividends on the MRP Shares due on or prior to the date of the transaction have been declared and paid to the Holders of MRP Shares, and (3) the Fund has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of Preferred Shares.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 9,396,571 shares outstanding at October 31, 2021. Transactions in common shares were as follows:

	Year ENDED October 31, 2021	YEAR ENDED October 31, 2020
Beginning shares	8,912,295	8,669,330
Shares sold	463,105	220,662
Shares issued through reinvestment of distributions	21,171	22,303
Ending shares	9,396,571	8,912,295

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the year ended October 31, 2021, the Fund sold shares that were $0.0362 in excess of net asset value at an average sales price of $16.0820.

Notes to Financial Statements

54   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$17,258,160	$—	$17,258,160
Convertible Bonds	—	51,516,367	—	51,516,367
Bank Loans	—	241,079	—	241,079
Convertible Preferred Stocks	10,572,807	1,704,793	—	12,277,600
Common Stocks US	81,548,472	434,079	—	81,982,551
Common Stocks Foreign	3,305,007	40,415,548	—	43,720,555
Exchange-Traded Funds	1,012,699	—	—	1,012,699
Preferred Stocks	166,841	38,125	—	204,966
Warrants	18,638	13,438	—	32,076
Purchased Options	5,476,720	—	—	5,476,720
Total	$102,101,184	$111,621,589	$—	$213,722,773
Liabilities:
Written Options	$788,497	$—	$—	$788,497
Total	$788,497	$—	$—	$788,497

Financial Highlights

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   55

 Selected data for a share outstanding throughout each year were as follows:

	Year Ended October 31,
	2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.99	$11.60	$11.65	$13.40	$12.19
Income from investment operations:
Net investment income (loss)*	(0.06)	0.17	0.17	0.18	0.23
Net realized and unrealized gain (loss)	5.05	1.40	0.98	(0.73)	2.18
Total from investment operations	4.99	1.57	1.15	(0.55)	2.41
Less distributions to common shareholders from:
Net investment income	(0.24)	(0.31)	(0.41)	(0.97)	(1.09)
Net realized gains	(0.96)	(0.89)	(0.24)	(0.23)	(0.11)
Return of capital	—	—	(0.55)	—	—
Total distributions	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Premiums from shares sold in at the market offerings	0.0362	0.0176	—	0.0236	—
Net asset value, end of year	$15.82	$11.99	$11.60	$11.65	$13.40
Market value, end of year	$15.86	$11.63	$12.12	$11.50	$13.98
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	42.86%	15.08%	10.35%	(5.06% )	21.44%
Market value	47.65%	6.83%	16.80%	(10.17% )	40.91%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.30% (c)	2.75%	3.42%	2.98%	2.34%
Net investment income (loss)	(0.37)% (c)	1.50%	1.48%	1.39%	1.87%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$148,697	$106,882	$100,526	$100,722	$113,638
Portfolio turnover rate	120%	153%	81%	119%	134%
Average commission rate paid	$0.0179	$0.0214	$0.0317	$0.0203	$0.0272
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$17,000	$12,000	$12,000	$12,000	$12,000
Notes Payable (000’s omitted)	$50,500	$37,000	$38,300	$43,000	$36,000
Asset coverage per $1,000 of loan outstanding(d)	$4,281	$4,213	$3,938	$3,621	$4,490
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$318	$325	$314	$324	$337

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.69%, 1.75%, 1.75%, 1.69% and 1.62%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

56   CALAMOS Global Total Return Fund ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of
Calamos Global Total Return Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Global Total Return Fund (the “Fund”), including the schedule of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
December 20, 2021

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   57

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 2021,* based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2022, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser’s investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2021. The Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other closed-end funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower

* The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

58   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Trustee Approval of Management Agreement (Unaudited)

than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed the Fund’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   59

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2022, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates $1,743,437 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2021.

Under Section 854(b)(2) of the Code, the Fund hereby designates 8.45% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2021.

60   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 2004) Term Expires 2023	26

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”); Director, CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2004) Lead Independent Trustee (since July 2019) Term Expires 2024	26

Retired; Private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); formerly Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since 2004) Term Expires 2023	26

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Variable Fund LLC (2007-2020), and JNL Investors Series Trust (since 2007); and Jackson Variable Series Trust (2018-2020); JNL Strategic Income Fund LLC (2007-2018) (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Virginia G. Breen, (1964)	Trustee (since 2015) Term Expires 2022	26

Private Investor; Director, Tech and Energy Transition Corporation (blank check company) (since 2021); Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)***; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)****

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2022	26

Trustee and Chairman, Datum One Series Trust (since 2020) Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

Karen L. Stuckey, (1953)	Trustee (since 2019) Term Expires 2024	26

Member (2015-2021) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2007) of Lehigh University; Member, Women’s Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of Oppenheimer Funds (open-end mutual funds) (2012-2019)

Christopher M. Toub, (1959)	Trustee (since 2019) Term Expires 2023	26	Private investor; formerly, Director of Equities, AllianceBernstein LP (until 2012)

*Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos Advisors and CFS.

**Overseeing 131 portfolios in fund complex.

***Overseeing eighteen portfolios in fund complex.

****Overseeing four portfolios in fund complex.

^The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   61

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Stephen Atkins, (1965)	Treasurer (since March 2020)

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Robert F. Behan, (1964)	Vice President (since 2013)

Executive Vice President and Chief Distribution Officer (since February 2021), CAM, CILLC, Calamos Advisors and CFS; prior thereto, President (2015-February 2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013); Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

Daniel Dufresne (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2021 Annual Meeting

The Fund held its annual meeting of shareholders on June 29, 2021. The purposes of the annual meeting were (i) to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, to the Fund’s board of trustees for a three-year term, or until the trustee’s successor is duly elected and qualified; and (ii) to conduct any other lawful business of the Fund.

Mr. John E. Neal and Ms. Karen L. Stuckey were nominated for reelection as trustee by the holders of the common shares and preferred shares for a three-year term until the 2024 annual meeting or until his or her successor is duly elected and qualified; and each was elected as such by a majority of the outstanding shares as follows:

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD
John E. Neal	7,173,627	118,733
Karen L. Stuckey	7,174,253	118,107

Messrs. Calamos, Rybak, Toub and Wennlund and Ms. Breen’s terms of office as trustees continued after the meeting.

About Closed-End Funds

62   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Level Rate Distribution Policy

CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT   63

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains.

There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

Automatic Dividend Reinvestment Plan

64   CALAMOS GLOBAL TOTAL RETURN Fund Annual REPORT

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com/connect

Visit our Web site for timely fund performance,
detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. BOX 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CGOANR 2706 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2020	10/31/2021
Audit Fees(a)	$13,173	$15,047
Audit-Related Fees(b)	$4,657	$4,844
Tax Fees(c)	$31,375	$30,804
All Other Fees(d)	$—	$—
Total	$49,205	$50,695

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)-(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2020	10/31/2021
Registrant	$31,375	$30,804
Investment Adviser	$2,000	$2,000

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and for Calamos: Founder, Chairman and Global Chief Investment Officer (“CIO”) since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Nick Niziolek joined Calamos in March 2005 and has been a Co-CIO, Head of Global Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Eli Pars joined Calamos in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 to November 2012. Dennis Cogan joined Calamos in March 2005 and since February 2021 has been a Senior Co-Portfolio Manager. From March 2013 to February 2021, he was Co-Portfolio Manager. Between March 2005 and March 2013, he was a senior strategy analyst. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since February 2021 has been a Senior Co-Portfolio Manager. Previously, Mr. Wysocki was a Co-Portfolio Manager from March 2015 to January 2021; sector head from March 2014 to March 2015; a Co-Portfolio Manager from March 2013 to March 2014; and a senior strategy analyst from February 2007 to March 2013.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2021

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	35,543,246,637	5	1,411,657,418	4,688	3,862,886,001
R. Matthew Freund	16	17,722,374,975	1	746,338,157	4,360	3,795,563,782
John Hillenbrand	18	16,103,438,276	5	1,411,657,418	3,671	3,133,231,674
Nick Niziolek	10	10,231,059,157	4	665,319,261	3,215	1,916,438,314
Eli Pars	18	33,035,297,173	5	1,411,657,418	3,615	3,024,739,052
Dennis Cogan	10	10,231,059,157	4	665,319,261	3,215	1,916,438,314
Jon Vacko	19	16,645,921,003	5	1,411,657,418	3,634	3,065,977,905
Joe Wysocki	12	15,443,544,058	4	1,408,353,373	3,057	2,221,077,369

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2021

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	439,526,949	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
John Hillenbrand	2	439,526,949	0	—	0	—
Nick Niziolek	2	439,526,949	0	—	0	—
Eli Pars	2	439,526,949	0	—	0	—
Dennis Cogan	2	439,526,949	0	—	0	—
Jon Vacko	2	439,526,949	0	—	0	—
Joe Wysocki	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2021, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2021, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a bonus (payable in cash) and are eligible for LTI awards. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance is utilized as one factor in determining the annual discretionary bonus, as well as overall performance of Calamos.

(a)(4) As of October 31, 2021, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos, Sr.	Over $1,000,000
R. Matthew Freund	None
John Hillenbrand	None
Nick Niziolek	None
Eli Pars	None
Jon Vacko	None
Dennis Cogan	None
Joe Wysocki	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 6, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 6, 2022

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 6, 2022